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                                                                    EXHIBIT 10.6

                        PATENT INDEMNIFICATION AGREEMENT

This PATENT INDEMNIFICATION AGREEMENT, dated and effective as of September 10, 2004, is entered into by and among, on one side, Toshiba Corporation, a Japanese corporation ("Toshiba"), and, on the other side, SanDisk Corporation, a Delaware corporation ("SanDisk Corporation") [***] "SanDisk," and SanDisk together with Toshiba, the "Parties").

      WHEREAS, Toshiba and SanDisk are parties to that certain Flash Partners Master Agreement, dated as of the date hereof (the "Master Agreement");

      [***]

      WHEREAS, recognizing that the products SanDisk will acquire from the Company will have been manufactured using Toshiba patents and technology, and recognizing that SanDisk, as an owner of the equity interests in the Company, will benefit from Toshiba's making available its patents and technology to the Company, the Parties have determined to enter into this Agreement, which is required by the Master Agreement.

      NOW, THEREFORE, the Parties agree as follows:

1.    INDEMNIFICATION.

1.1 Patent Infringement. With regard to any and all sales of Y3 NAND Flash Memory Products by the Company to SanDisk ("Company Products"):

(a) Subject to the terms and conditions listed below, Toshiba agrees to indemnify and defend SanDisk in any legal proceeding, lawsuit or other judicial action, and [***] against SanDisk [***], for [***] claims that the Company Products supplied by the Company infringe any [***] patent(s). With regard to any claim of patent infringement for which Toshiba has indemnification obligations hereunder, Toshiba's obligations are subject to the following conditions:

      (i)   SanDisk shall notify Toshiba in writing of such claim [***];

      (ii) SanDisk shall also notify Toshiba, in writing [***] by a third party which claims that the Company Products infringe such third party's patents or threatens legal action against SanDisk, [***];

      (iii) SanDisk shall provide Toshiba with notice of any other written communication indicating potential patent infringement claims against the Company Products [***]; provided, however, SanDisk's failure to provide such notice shall in no way constitute a breach of this Agreement by SanDisk nor in any way excuse Toshiba's obligations under this Agreement;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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      (iv)  [***], Toshiba shall have the sole and exclusive control of the defense or settlement of such claim, [***]; and

      (v) SanDisk shall provide all reasonable assistance in defending such claim.

(b) Notwithstanding the foregoing, Toshiba shall not be obligated to indemnify or defend SanDisk in the event that such infringement arises from:

      (i)   [***]

      (ii)  [***]

      (iii) [***]

(c)   [***]

(d)   [***]

(e) In addition to the obligations set forth above, should any third party patent claim result in a temporary or permanent injunction against the manufacture, use, sale, offer for sale, importation or otherwise disposal of the Company Products by SanDisk, Toshiba shall use best efforts to undertake one of the following actions:

      [***]

(f) The total cumulative liability of Toshiba under this Agreement, exclusive of the remedy set forth in subparagraph (e), above, shall be limited to an amount not to exceed the greater of (x) [***] (y) [***].

1.2   [***]

(a) If either Party receives a notice of a [***] or becomes aware that the Company has received such a notice, it shall promptly notify the other Party. Promptly following the notified Party's receipt of such notice from the notifying Party, the Parties shall meet and discuss in good faith whether and how [***], in accordance with the principles set forth in
      Section 1.2(b).

(b) In discussing and evaluating [***], Toshiba and SanDisk shall discuss and agree upon [***].

(c) If despite their good faith efforts the Parties are not able to agree upon [***] pursuant to Section 1.2(b) for [***], the matter shall be resolved in accordance with the dispute resolution procedures set forth in the Master Agreement.

(d)   [***].

1.3   [***]

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SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT
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2.    TERMINATION

      This Agreement shall terminate [***] and upon such termination, this Agreement shall be of no further force and effect, and Toshiba and SanDisk shall thereafter have no liability hereunder.

3.    MISCELLANEOUS

3.1   Certain Definitions and Interpretive Rules.

(a) As used herein, the term "Agreement" means this Patent Indemnification Agreement together with any exhibits, schedules, appendices and attachments hereto.

(b) Capitalized terms used but not defined in the main body of this Agreement shall have the respective meanings assigned to them in attached Appendix
      A. If any capitalized term used in this Agreement is not defined in either the main body of this Agreement or Appendix A, it shall have the meaning assigned to it in the Master Agreement.

(c) The rules of construction and documentary conventions and general terms and conditions set forth in Appendix A shall apply to this Agreement.

3.2   [***]

3.3 Survival. Except as otherwise specifically provided in this Agreement, all covenants, agreements, representations and warranties of the Parties made in or pursuant to such agreement or instrument shall survive the execution and delivery of such agreement or instrument and the closing of the transactions contemplated thereby, notwithstanding any investigation by or on behalf of any party. Further, the provisions set forth in this Article III shall survive and shall apply with respect to this Agreement following termination thereof pursuant to Article II hereof.

3.4 Assignment. Neither Party shall transfer, or grant or permit to exist any Lien (except Permitted Liens) on, this Agreement or any of its rights hereunder, (except for any transfer to an Affiliate or in connection with a merger, consolidation or sale of all or substantially all the assets or the outstanding securities of such Party, which transfer shall not require any consent of the other Party) without the prior written consent of the other Party (which consent may be withheld in each such other Party's sole discretion), and any such purported transfer or Lien without such consent shall be void. [***].

3.5 Governing Law. This Agreement shall be governed and construed as to all matters including validity, construction and performance by and under the substantive laws of the State of California.

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[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date and year first above written.

                                           TOSHIBA CORPORATION

                                           By:    /s/ Masashi Muromachi
                                                  ------------------------------
                                           Name:  Masashi Muromachi
                                           Title: President and CEO
                                                  Semiconductor Company
                                                  Corporate Vice President

                                           SANDISK CORPORATION

                                           By:    /s/ Eli Harari
                                                  ------------------------------
                                           Name:  Eli Harari
                                           Title: President and CEO

                                           [***]

[Signature page to Patent Indemnification Agreement]

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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